EXHIBIT 10.9

                             NOTE BTI-11

                    BioTechnica International, Inc.

                           Promissory Note

For value received, BioTechnica International, Inc., a Delaware corporation, promises to pay to Limagrain Genetics Corp., a Delaware corporation, the sum of Three Million, Two Hundred Sixty Thousand, Eight Hundred and forty-six U.S. Dollars ($3,260,846).

This note replaces and cancels NOTE BTI-6, dated April 22, 1997, in the same face amount. By acceptance of this note, the previous note is considered canceled.

The indebtedness evidenced by this note is subordinated to any and all indebtedness, obligations, and liabilities of BioTechnica International, Inc., hereof to Harris Trust and Savings Bank in the manner and to the extent set forth in that certain Subordination Agreement with said Bank dated June 29, 1994, to which reference is hereby made of a more full statement thereof.

This note covers the period July 1, 1998 through July 1, 2000. This note will be due and payable on July 1, 2000.

The interest rate for each period (July 1 through June 30 of the following year) will be at a rate of five percent per annum (5%).

Interest will be paid annually to Limagrain Genetics Corp. on June 20 prior to the end of each annual period.

In the event of default, BioTechnica International, Inc. agrees to pay all costs of collection and reasonable attorneys fees to the extent permitted by law. This note will be governed under the laws of the State of Illinois.

Signed under seal this 8th day of May, 1998.


BIOTECHNICA INTERNATIONAL, INC.	LIMAGRAIN GENETICS CORP.



__________________________________	__________________________________
by Edward M. Germain, VP/CFO	      	by Bruno Carette, President and CEO









                                 NOTE BTI-12

                        BioTechnica International, Inc.

                               Promissory Note
                             (Non-Subordinated)

For value received, BioTechnica International, Inc., a Delaware corporation, promises to pay to Limagrain Genetics Corp., a Delaware corporation, the sum of One Million U.S. Dollars ($1,000,000).

This note replaces and cancels NOTE BTI-7, dated April 22, 1997, in the same face amount. By acceptance of this note, the previous note is considered canceled.

The interest rate is five percent per annum (5%). Interest accrued through June 30, 1998 will be paid to Limagrain Genetics Corp. on June 20, 1998. Interest accrued through July 1, 1999 will be paid to Limagrain Genetics Corp. on June 20, 1999. Interest accrued through July 1, 2000 will be paid to Limagrain Genetics Corp. on June 20, 2000.

The term of the note will be for a period of twenty-four (24) months from July 1, 1998 to July 1, 2000.

Early payments against principal are allowed upon the mutual agreement of BioTechnica International, Inc. and Limagrain Genetics Corp. In such case, the interest cost will be calculated through the date of the prepayment.

In the event of default, BioTechnica International, Inc. agrees to pay all costs of collection and reasonable attorneys fees to the extent permitted by law. This note will be governed under the laws of the State of Illinois.

Signed under seal this 8th day of May, 1998.


BIOTECHNICA INTERNATIONAL, INC.	LIMAGRAIN GENETICS CORP.



__________________________________	__________________________________
by Edward M. Germain, VP/CFO	     	by Bruno Carette, President and CEO









                                 NOTE BTI-13

                       BioTechnica International, Inc.

                               Promissory Note
                                (Subordinated)

For value received, BioTechnica International, Inc., a Delaware corporation, promises to pay to Limagrain Genetics Corp., a Delaware corporation, the sum of One Million U.S. Dollars ($1,000,000).

This note replaces and cancels NOTE BTI-8, dated April 22, 1997, in the same face amount. By acceptance of this note, the previous note is considered canceled.

The indebtedness evidenced by this note is subordinated to any and all indebtedness, obligations, and liabilities of BioTechnica International, Inc., hereof to Harris Trust and Savings Bank in the manner and to the extent set forth in that certain Subordination Agreement with said bank dated June 29, 1994, to which reference is hereby made of a more full statement thereof.

The interest rate is five percent per annum (5%). Interest accrued through June 30, 1998 will be paid to Limagrain Genetics Corp. on June 20, 1998. Interest accrued through July 1, 1999 will be paid to Limagrain Genetics Corp. on June 20, 1999. Interest accrued through July 1, 2000 will be paid to Limagrain Genetics Corp. on June 20, 2000.

The term of the note will be for a period of twenty-four (24) months from July 1, 1998 to July 1, 2000.

Early payments against principal are allowed upon the mutual agreement of BioTechnica International, Inc. and Limagrain Genetics Corp. In such case, the interest cost will be calculated through the date of the prepayment.

In the event of default, BioTechnica International, Inc. agrees to pay all costs of collection and reasonable attorneys' fees to the extent permitted by law. This note will be governed under the laws of the State of Illinois.

Signed under seal this 8th day of May, 1998.


BIOTECHNICA INTERNATIONAL, INC.	LIMAGRAIN GENETICS CORP.



__________________________________	__________________________________
by Edward M. Germain, VP/CFO		     by Bruno Carette, President and CEO








                                NOTE BTI-14

                      BioTechnica International, Inc.

                             Promissory Note
                              (Subordinated)

For value received, BioTechnica International, Inc., a Delaware corporation, promises to pay to Limagrain Genetics Corp., a Delaware corporation, the sum of One Million Five Hundred Thousand U.S. Dollars ($1,500,000).

This note replaces and cancels NOTE BTI-9, dated September 26, 1997, in the same face amount. By acceptance of this note, the previous note is considered canceled.

The indebtedness evidenced by this note is subordinated to any and all indebtedness, obligations, and liabilities of BioTechnica International, Inc., hereof to Harris Trust and Savings Bank in the manner and to the extent set forth in that certain Subordination Agreement with said bank dated June 29, 1994, to which reference is hereby made of a more full statement thereof.

The interest rate will be Canadian Prime plus 0.18%, or 6.5%, whichever is lesser. Interest will be paid quarterly.

The term of the note will be for a period of twenty-four (24) months from July 1, 1998 to July 1, 2000.

Early payments against principal are allowed upon the mutual agreement of BioTechnica International, Inc. and Limagrain Genetics Corp. In such case, the interest cost will be calculated through the date of the prepayment.

In the event of default, BioTechnica International, Inc. agrees to pay all costs of collection and reasonable attorneys' fees to the extent permitted by law. This note will be governed under the laws of the State of Illinois.

Signed under seal this 8th day of May, 1998.


BIOTECHNICA INTERNATIONAL, INC.	LIMAGRAIN GENETICS CORP.



__________________________________	__________________________________
by Edward M. Germain, VP/CFO	      	by Bruno Carette, President and CEO









       Cash Management Agreement Between Limagrain Genetics Corp. and
                      BioTechnica International, Inc.

From time to time, Limagrain Genetics Corp. ("LG Corp.") may have excess cash available that BioTechnica International, Inc. ("BTI") would like to borrow. Generally, LG Corp. has been able to invest this cash with Harris Bank in Chicago, IL at approximately 5% return on a short-term basis.

Therefore, LG Corp. agrees to lend cash to BTI as available at 5% p.a.

Interest will be paid to LG Corp. quarterly.

This agreement covers the period July 1, 1997 through June 30, 1998.

LG Corp. reserves the right to amend the rate at any time. Additionally, LG Corp. makes no commitment to lend specific amounts for any specific periods of time. Any amounts lent to BTI are due on demand to LG Corp.

In the event of default, BTI agrees to pay all costs of collection and reasonable attorneys' fees to the extent permitted by law. This agreement will be governed under the laws of the State of Illinois.

Signed under seal this 1st day of November, 1998.


BIOTECHNICA INTERNATIONAL, INC. 		LIMAGRAIN GENETICS CORP.
("BTI")                     						("LG Corp.")




___________________________________		________________________________
by Edward M. Germain, VP/CFO		      	By Bruno Carette, President





                                   NOTE BTI-15

                        BioTechnica International, Inc.

                                Promissory Note
                               (Non-Subordinated)

For value received, BioTechnica International, Inc., a Delaware corporation, promises to pay to Limagrain Genetics Corp., a Delaware corporation, the sum of Three Million U.S. Dollars ($3,000,000).

This note replaces and cancels NOTE BTI-10, dated September 26, 1997, in the same face amount. By acceptance of this note, the previous note is considered canceled.

The interest rate will be Canadian Prime plus 0.18%, or 6.5%, whichever is lesser. Interest will be paid quarterly.

This note is payable to Limagrain Genetics Corp. upon demand with ten (10) days notice.

Early payments against principal are allowed upon the mutual agreement of BioTechnica International, Inc. and Limagrain Genetics Corp. In such case, the interest cost will be calculated through the date of the prepayment.

In the event of default, BioTechnica International, Inc. agrees to pay all costs of collection and reasonable attorneys' fees to the extent permitted by law. This note will be governed under the laws of the State of Illinois.

Signed under seal this 8th day of May, 1998.


BIOTECHNICA INTERNATIONAL, INC.	LIMAGRAIN GENETICS CORP.



__________________________________	__________________________________
by Edward M. Germain, VP/CFO	     	by Bruno Carette, President and CEO